UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2006

                                  Red Hat, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-26281                 06-1364380
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   (State or other juris-          (Commission                (IRS Employer
  diction of incorporation)        File Number)            Identification No.)

     1801 Varsity Drive, Raleigh, North Carolina                  27606
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       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (919) 754-3700


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 27, 2006, the Company announced that its Board of Directors had authorized the repurchase of up to an aggregate of $250 million of the Company's common stock, par value $.0001 per share, and up to $75 million of its 0.5% Convertible Senior Debentures due 2024 from time to time on the open market or in privately negotiated transactions, as applicable. The program will expire on earlier of (i) October 31, 2007, or (ii) a determination by the Board of Directors, the Chief Executive Officer or Chief Financial Officer to discontinue the program. The full text of the press release issued in connection with the announcement of the repurchase program is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

          Exhibit 99.1 Company Press Release, dated October 27, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               RED HAT, INC.

Date: October 27, 2006                         By: /s/ Michael R. Cunningham
                                                   -----------------------------
                                                   Michael R. Cunningham
                                                   General Counsel and Secretary


                                  EXHIBIT INDEX

Exhibit No.                   Description
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99.1                          Company Press Release, dated October 27, 2006